AMENDMENT NUMBER THREE
                                          TO
                              AVONDALE INDUSTRIES, INC.
                            EMPLOYEE STOCK OWNERSHIP PLAN


               WHEREAS, Avondale Industries, Inc., a corporation organized and existing under the laws of the State of Louisiana, adopted the Avondale Industries, Inc. Employee Stock Ownership Plan (the "Plan") effective September 1, 1985; said Plan has been amended from time to time; said Plan was amended and restated effective January 1, 1989 and executed December 28, 1994;

               WHEREAS, Avondale Industries, Inc. reserved the right to amend the Plan by resolution of the Board of Directors;

               WHEREAS, it is desirable to amend the Plan to separate the Plan into an employee stock ownership plan portion and a stock bonus plan portion; to comply with the Family and Medical Leave Act of 1993; and to clarify the distribution provisions;

               NOW, THEREFORE, as  authorized  by Section 11.1, the Plan is
          hereby  amended,  effective  January  1,  1996,   unless   stated
          otherwise as follows:


                                          I.

               The second and third paragraphs of the Preamble to the Plan are amended and restated in their entirety to read as follows:

                    The purpose of the Plan is to encourage employees to make and continue careers with Avondale Industries, Inc. and certain related employers by allowing employees to obtain beneficial interests in the common stock of Avondale Industries, Inc., to provide an effective means for employees to accumulate funds for their own retirement, and to enable employees to share in the appreciation and depreciation of the common stock of Avondale Industries, Inc. and other assets accumulated by the Plan. The Plan shall be divided into two portions, the employee stock ownership plan portion and the stock bonus plan portion. The employee stock ownership plan portion of the Plan is designed to invest primarily in common stock of Avondale Industries, Inc. and the stock bonus plan portion of the Plan is designed to invest in a diversified portfolio.

                    The Plan and its related Trust are intended to qualify as a stock bonus plan and as an employee stock ownership plan and trust under Sections 401(a), 501(a) and 4975(e)(7) of the
                    Internal Revenue Code of 1986, as amended. The stock bonus plan portion of the Plan will be separately accounted for and administered from the employee stock ownership plan portion of the Plan. The stock bonus plan portion of the Plan will be subject to all provisions of the Plan except Section 8.5 regarding Exempt Loans.


                                         II.

               The first paragraph of Article V, Section 5.1, Participant Accounts, is amended and restated to read as follows:

                    The Committee shall maintain (i) a Company Stock Account and (ii) an Investment Account for each Participant. The Company Stock Account will constitute the employee stock ownership plan portion of the Plan. One subaccount of the Company Stock Account will consist solely of shares of Company Stock. Another subaccount of the Company Stock Account will consist of other investments held for liquidity and other administrative purposes. The Investment Account will constitute the stock bonus plan portion of the Plan. Each Participant's Investment Account will consist of investments as determined by the Committee. The Committee may establish a subaccount under the Investment Account to hold Company Stock. The Committee may, in its discretion and from time to time, establish one or more investment funds for the non-Company Stock portion of any Account or invest such funds in a single commingled investment portfolio.


                                         III.

               Article V, Section 5.2, is amended, effective August 5, 1993, to add the following sentence at the end of the first paragraph:

                    A Participant on paid or unpaid leave pursuant to the Family and Medical Leave Act of 1993 shall be deemed to be employed on the date which is the end of the last payroll period ending within the Plan Year.


                                         IV.

               Article VII, Section 7.7(b) is amended to add the following sentence at the end:

                    If the distribution is made in cash, the Participant shall receive the value of his Investment Account and the value of the non-Company Stock portion of his Company Stock Account determined as of the last trading day of the month prior to the distribution.


                                          V.

               Section 8.2 of Article VIII, is amended and restated to read as follows:

                    8.2 Investment of Trust Fund. The Trust Fund shall be divided into an employee stock ownership plan portion and a stock bonus plan portion. The Committee shall have discretion from time to time to determine which portion of the Trust Fund is allocated to the employee stock ownership plan portion and which portion of the Trust Fund is allocated to the stock bonus plan portion. In addition, the Committee shall have discretion to instruct the Trustee to sell shares of Company Stock and, except to the extent the Committee determines to hold proceeds in the employee stock ownership plan portion for liquidity and other administrative purposes, to direct that the proceeds of such sale be allocated to the stock bonus plan portion of the Plan.

                    The employee stock ownership plan portion of the Trust Fund shall be invested primarily in Company Stock; provided that the Trustee may also invest the employee stock ownership plan portion of the Trust Fund in cash, cash equivalents, certificates of deposit, money market funds, guaranteed investment contracts, short term securities, bonds, stocks and other investments at the direction of, or in accordance with the investment policy established by, the Committee or an authorized Investment Manager.

                    Neither the Employer nor the Committee nor the Trustee shall have any responsibility or duty to time any transaction involving Company Stock in order to anticipate market conditions or changes in stock value, nor shall the Employer, the Committee or the Trustee have any responsibility or duty to sell shares of Company Stock held in the employee stock ownership plan portion of the Trust Fund (or otherwise to provide investment management for Company Stock held in the employee stock ownership plan portion of the Trust Fund) in order to maximize return or minimize loss. Company contributions made in cash, and other cash received by the Trustee, may be used to acquire Shares from shareholders of the Company or directly from the Company.

                    The stock bonus plan portion of the Trust Fund shall be invested in a diversified portfolio consisting of cash, cash equivalents, certificates of deposit, money market funds, guaranteed investment contracts, short-term securities, bonds, stocks and other investments at the discretion of, or in accordance with the investment policy established by, the Committee or an authorized Investment Manager. The Committee may at its discretion and from time to time use funds in the stock bonus plan portion of the Plan to purchase shares of Company Stock.

                    The Committee shall have the discretion at any time and from time to time, to direct the Trustee to transfer amounts from the employee stock ownership plan portion of the Trust Fund to the stock bonus plan portion of the Trust Fund.

                    For purposes of the Avondale Industries, Inc.
                    Pension  Plan,  the   Trust   Fund  shall  be
                    considered one account.


                                         VI.

               Article VIII, the first sentence of Section 8.5, Exempt Loans, is amended and restated to read as follows:

                    The Committee may direct the Trustee to have the employee stock ownership plan portion of the Plan to enter into one or more Exempt Loans to finance the acquisition of Company Stock.


                                         VII.

               Article   IX,   Section    9.3,   Committee's   Duties   and
          Responsibilities, is amended to add paragraphs (o)- (w) to read as follows:

                    (o)  directing  the  Trustee  to sell Company
                         Stock and allocating the shares sold as among Post-1986 Company Stock and other
                         Company Stock;

                    (p) Allocating the proceeds of sales of Company Stock among the employee stock ownership plan portion and the stock bonus plan portion of the Plan;

                    (q)  directing the Trustee to acquire Company
                         Stock  from  any   shareholder   or  the
                         Company;

                    (r) determining and deciding the requirements, for liquidity and other administrative purposes, of the employee stock ownership plan portion of the Plan and Trust;

                    (s) determining and deciding the amount of Company Stock and other investments to hold in the employee stock ownership portion of the Plan and Trust;

                    (t) determining and deciding the amount of assets to hold in the stock bonus plan portion of the Plan and Trust and directing the Trustee to invest such assets in a diversified portfolio;

                    (u) determining and deciding the amount of Company Stock to hold in the stock bonus plan portion of the Plan and Trust;

                    (v)  appointing  and  removing  one  or  more
                         Investment Managers in accordance with the provisions of the Trust;

                    (w)  establishing    investment   objectives,
                         guidelines and restrictions with respect
                         to  assets  of  the   Trust  other  than
                         Company Stock;


               EXECUTED in multiple originals in Avondale, Louisiana, this 5th day of February, 1996.
       	   ---
                                             AVONDALE INDUSTRIES, INC


                                             BY: /s/ THOMAS M. KITCHEN
                                           					 ---------------------
                                                 Thomas M. Kitchen, Secretary

          ATTEST

          /s/ B. L. HICKS, ASSISTANT SECRETARY
          ------------------------------------
       	 (Corporate Seal)

                                    ACKNOWLEDGMENT
  				    --------------

          STATE OF LOUISIANA

          PARISH OF JEFFERSON

               BEFORE ME, the undersigned Notary Public, personally came and appeared Thomas M. Kitchen, who being by me sworn did depose and state that he signed the foregoing Amendment Number Three to the Avondale Industries, Inc. Employee Stock Ownership Plan as a free act and deed on behalf of Avondale Industries, Inc. for the purposes therein set forth.


					     /s/ THOMAS M. KITCHEN
			 	     ---------------------
          Thomas M. Kitchen




          SWORN TO AND SUBSCRIBED
          BEFORE ME THIS 5th DAY
                   		  	 ---
          OF FEBRUARY, 1996.


	         /s/ A. BLOMKALNS
 	        ----------------
          NOTARY PUBLIC

                      			      AVONDALE INDUSTRIES, INC.

                            EMPLOYEE STOCK OWNERSHIP TRUST


                     (Amended and Restated as of January 1, 1996)

                              AVONDALE INDUSTRIES, INC.

                            EMPLOYEE STOCK OWNERSHIP TRUST


               Avondale Industries, Inc. (the "Company"), a corporation organized and existing under the laws of the State of Louisiana, originally adopted the Avondale Industries, Inc. Employee Stock Ownership Trust (the "Trust") effective September 1, 1985, which Trust has been amended from time to time. The Trust as amended and restated effective as of January 1, 1996 is entered into by and between the Company and Blanche S. Barlotta, R. Dean Church and Rodney J. Duhon, Jr. (collectively the Trustee).

               WHEREAS, effective as of September 1, 1985 the Company established an employee stock ownership plan called the Avondale Industries, Inc. Employee Stock Ownership Plan, which plan, has been amended from time to time, and most recently amended effective January 1, 1989 is hereinafter referred to as the "Plan";

               WHEREAS, the Plan was established by Avondale Industries, Inc. to encourage Employees to make and continue careers with Avondale Industries, Inc., and other Participating Companies, by allowing Participants to obtain beneficial interests in the stock of Avondale Industries, Inc., all as set forth in the Plan;

               WHEREAS, the Plan provides for the establishment of a Trust to which contributions to the Plan are to be made by the Company and Participating Companies, and under which such contributions are to be held by the Trustee and invested as set forth in the Plan, all in accordance with the provisions of the Plan and such Trust;

               WHEREAS, the Plan and Trust are intended to qualify as a stock bonus plan and trust under Section 401(a) of the Code and as an employee stock ownership plan as defined in Section 4975(e)(7) of the Code, with the employee stock ownership plan portion being designed to invest primarily in stock of the Company and the stock bonus plan portion being designed to invest in a diversified portfolio, and the Trust is intended to be exempt from taxation under Section 501(a) of the Code;

               WHEREAS, the ESOP Administrative Committee (the "Committee"), the members of which are "named fiduciaries" as defined in the Employee Retirement Income Security Act of 1974, as amended ("ERISA") has general responsibility for the administration and interpretation of the Plan and shall establish investment standards and policies and communicate the same to the Trustee;

               NOW, THEREFORE, in consideration of the mutual covenants herein contained, the Company, the Trustee and the Committee declare and agree as follows:

                                      ARTICLE I
                                Title and Definitions

               1.1  Title.   The  Trust  shall  be  known  as  the Avondale
          Industries, Inc. Employee Stock Ownership Trust

               1.2 Incorporation of Plan Definitions. Definitions set forth in the Plan shall have the same meaning wherever used in the Trust unless the context clearly indicates otherwise.

               1.3 Named Fiduciary. The Committee shall be the named fiduciary of the Trust for purposes of Section 402 of ERISA, except that each Participant shall be a named fiduciary with respect to the exercise of voting and tender offer rights for Company Stock held as part of the Trust Fund to the extent that such Participant exercises such rights pursuant to Sections 10.4 and 10.5 of the Plan and Article XI of the Trust. The Committee shall, upon request of the Trustee, furnish the Trustee with whatever information is reasonably necessary for the Trustee to carry out their fiduciary responsibilities under ERISA.

               1.4 Custodian. "Custodian" shall mean the entity, if any, appointed from time to time by the Committee to hold, but not invest or otherwise manage or control, some or all of the assets of the Trust. The terms and provisions of any agreement with a Custodian are hereby incorporated by reference.


                                      ARTICLE II
                                      Trust Fund

               2.1 Contributions to and Investment of the Trust Fund. All Participating Company contributions shall be paid to the Trustee from time to time in accordance with the Plan. All such contributions and all investments thereof, together with all accumulations, accruals, earnings and income with respect thereto, shall be held by the Trustee in Trust hereunder or by one or more Custodians or both by the Trustee and by one or more Custodians. Notwithstanding the foregoing, the Trust shall constitute a single trust for purposes of investment and administration. All Trust assets shall be invested, reinvested, managed, administered and distributed by the Trustees upon the written instructions of the Committee pursuant to the provisions of the Plan and Trust. Except as may otherwise be required under Sections 5.2 and 5.3, the Trustee shall not be responsible for the administration of the Plan, for maintaining any records of Participants' Accounts under the Plan, or for computation or collection of Participating company contributions. The Trustee shall hold, invest, reinvest, manage, administer and distribute the Trust Assets, solely as directed by the Committee and as provided herein, for the exclusive benefit of Participants and their Beneficiaries.

               2.2 Claims against the Trust Fund. Subject to the claims procedure provided under the Plan (or the grievance procedure provided in any applicable collective bargaining agreement), the Committee shall have complete control and authority to determine the existence, nonexistence, nature and amount of the rights and interests of all persons in or to the Trust or under the Plan.

          Except as otherwise required by ERISA, the Trustee shall have no duty to question or to examine any determination made by the Committee or direction given by the Committee to the Trustee in respect of such matters.


                                     ARTICLE III
                              Investment of Trust Assets

               3.1 General Powers. Upon the written instructions of the Committee, the Trustee shall invest and reinvest the assets of the employee stock ownership plan portion of the Trust Fund primarily in Company Stock, except for other investments held:

                    a.   for   the   limited   purpose   of   making   Plan
                         distributions to Participants,

                    b. pending the investment of contributions or other cash receipts in Company Stock,

                    c.   pending use to repay an Exempt Loan, or

                    d. for liquidity or other administrative purposes of the Plan.

          Upon the direction of the Committee, the Trustee may cause the employee stock ownership portion of the Plan to enter into one or more Exempt Loans to finance the acquisition of Company Stock.

          Upon the written instructions of the Committee or one or more Investment Managers appointed by the Committee, the stock bonus plan portion of the Trust Fund shall be invested in a diversified portfolio.

               3.2 Other Investments. Upon the written instructions of the Committee, the Trustee may also invest and reinvest the assets of the Trust Fund; in interest-bearing accounts or certificates of deposit offered by any bank (including the Trustee or the Custodian) or savings and loan association; real estate, stocks, notes, debentures, shares or obligations of corporations or of unincorporated associations or trusts or investment companies; any kind of investment fund (including any pooled investment fund maintained by the Trustee or the Custodian); or in such other property, real, personal or mixed, without regard to whether such investment is an authorized or appropriate investment for trustees under any state laws; or the assets of the Trust may be held in cash for a reasonable period of time.

               3.3  Restricted  Securities.   In   the  event  the  Trustee
          invests any Trust assets in Company Stock, and the Trustee thereafter disposes of such Company Stock or any part thereof, under circumstances which require registration of the Company Stock under the Securities Act of 1933 or qualification of the securities under the Blue Sky laws of any state, or both, then the Company at its own expense, will take or cause to be taken any and all such action as may be necessary or appropriate to effect such registration or qualification, or both.

               3.4 Liability of Trustee. To the maximum extent permitted by law, the Trustee shall not be liable for the acquisition, retention or disposition of any assets of the Trust or for any loss to or diminution of such assets unless due to their own willful misconduct or failure to act in good faith.

               3.5  Investment Manager.

                    a. The Committee may appoint one or more investment managers ("Investment Managers") which shall be
                         (a) registered under the Investment Advisors Act of 1940, (b) a bank, or (c) an insurance company, which shall have the power to manage, acquire or dispose of any asset of, or all or such portions of the Trust Fund as the Committee shall specify in writing in such notice (the "Managed Account"). The Committee and the Investment Manager shall execute a written Investment Management Agreement governing the terms of the Investment Manager's duties and responsibilities pursuant to which the Investment Manager shall acknowledge that it is a fiduciary with respect to the Plan and the Trust and in which the Managed Account shall be described. The Committee shall from time to time direct the Trustee in writing with respect to the portion of the assets of the Trust Fund which shall be the Managed Account. The Committee may authorize an Investment Manager to give written instructions to the Trustee with respect to the acquisition, retention, management and disposition of the Managed Account, and the Trustee shall follow such instructions and shall be under no duty to review the Managed Account so held or to make any recommendation with respect to the investment or reinvestment thereof or to determine whether any direction received from the Investment Manager is proper or within the terms of this Trust Agreement. To the extent authorized in writing by the Committee, an Investment Manager shall have the power and authority to be exercised in its sole discretion at any time and from time to time to issue orders for the purchase or sale of securities directly to a broker. Written notification of the issuance of each such order shall be given promptly to the Trustee by the Investment Manager, and the execution of each such order shall be confirmed to the Trustee by the broker. Such notification shall be authority for the Trustee to pay for securities purchased or to deliver securities sold against payment therefor, as the case may be. The Trustee and the
                         Investment manager shall agree as to how the transactions shall be effected in accord with this Article. Upon the direction of the Investment Manager, the Trustee will execute and deliver appropriate trading authorizations, but no such authorization shall be deemed to increase the liability or responsibility of the Trustee under this Trust Agreement. An Investment Manager so appointed shall furnish the Trustee with the name and specimen signature of each individual who is authorized to act on behalf of the Investment Manager. Except as modified in this Article, the Trustee's powers and duties with respect to the managed Account shall be the same as its powers and duties with respect to other assets of the Trust Fund. The fees and expenses of an Investment Manager, except to the extent paid by an Employer, shall be paid from the Trust Fund.

                    b. Upon the appointment of any such Investment Manager, the Committee shall furnish the Trustee a list of the assets in the Managed Account of such Investment Manager, whereupon the Trustee:

                         i. shall establish and maintain an accurate and detailed account for the Managed Account, showing all investments, receipts, disbursements and other transactions, and the written account to be filed by the Trustee shall include a separate account for such Managed Account;

                         ii. shall comply with all instructions received from a certified representative of such Investment Manager as to the purchase or sale of securities for or from such Investment Manager's Managed Account or the delivery of or payment for securities caused by such
                              Investment Manger to be sold from or purchased for such Managed Account; and

                         iii. shall furnish to the Committee  and  to  such
                              persons as the Committee shall designate, such periodic statements of receipts and disbursements regarding such Investment Manager's Managed Account as may be requested in writing by the Committee.

                    c. The Trustee, without obtaining prior approval or direction from an Investment Manager, unless otherwise directed by the Investment Manager, shall (1) invest Managed Assets cash balances held by it from time to time in short term cash equivalents having ready marketability, including, but not limited to, United States Treasury Bills, commercial paper (including such forms of commercial paper as may be available through the Trustee's Trust Department), bankers' acceptances and certificates of deposit and similar securities and undivided interests or participations therein, with a maturity not to exceed two years and (2) sell such short term investments as may be necessary to carry out the instructions of an Investment Manager regarding more permanent investments and directed disbursements.

                    d. In order to permit an Investment Manager to make timely and informed decisions regarding the management of those assets of the Trust Fund subject to its control the Trustee shall forward to each Investment Manager for appropriate action any and all proxies, proxy statements, notices, requests, advice or other communications received by the Trustee (or its nominee) as the record owner of such assets, except as from time to time the Investment Manager and the Trustee shall in writing otherwise agree.

                    e. The Investment Manager shall discharge its duties in accordance with such investment objectives, guidelines and restrictions as the Committee may from time to time provide.


                                      ARTICLE IV
                                   Trustee's Powers

               4.1 Trustee's Powers. The Trustee shall have the authority and power to:

                    a. Contract or otherwise enter into transactions between themselves as Trustee and the Company, its subsidiaries and affiliates, or any shareholders of the Company upon the written instructions of the Committee for the acquisition or sale of Company Stock, subject to paragraph (l) below;

                    b. Sell, transfer, mortgage, pledge, lease or otherwise dispose of, or grant options with respect to, any Trust assets, including Company Stock, at public or private sale;

                    c. Borrow from any lender (including the Company or any shareholder of the Company) pursuant to an Exempt Loan (as defined in Section 4.2) to acquire Company Stock as authorized by the Trust upon the written instructions of the Committee by entering into lending agreements upon any terms (including reasonable interest and security for the loan) as may be necessary or appropriate;

                    d. Borrow money from any lender other than pursuant to an Exempt Loan upon the written instructions of the Committee, to the extent and upon such terms and conditions as the Committee deems advisable or proper to carry out the purposes of the Trust and as are permitted by the Regulations;

                    e. Vote any stocks, bonds or other securities held in the Trust, including Company Stock which shall be voted in accordance with Article XI of the Trust;

                    f. Purchase or offer to purchase any security, including Company Stock, from any individual or entity either on an established market or directly from such individual or entity, without regard to any prevailing market price upon the written instruction of the Committee;

                    g. Give general or specific proxies or powers of attorney with or without powers of substitution;

                    h. Except as provided in Article XI, participate in, oppose, or consent to, reorganizations, recapitalizations, consolidations, mergers, liquidations and similar transactions with respect to any corporation, company or association, or to the sale or pledge of the property of any corporation, company or association any of the securities of which may at any time be held in the Trust Fund, and to do any act with reference thereto, including the exercise of options, the making of agreements or subscriptions which may be deemed necessary or advisable in connection therewith, and to hold and retain any securities or other property which it may so acquire; provided, however, that the Trustee may exercise this power and authority only to the extent not inconsistent with the provisions of the Plan and Trust and further provided that the Trustee shall make demand upon the Participating Companies, and the Participating Companies shall pay its proportionate share of any expenses or assessments in connection with the exercise of such power by the Trustee;

                    i. Deposit such Company Stock or other securities in any voting trust, or with any protective, reorganization or like committee, or with a trustee or with depositories designated thereby and delegate discretionary power to any such committee upon the written instructions of the Committee; provided, however, that the Trustee shall make demand upon the Participating Companies, and each Participating Company shall pay its proportionate share of the expenses and compensation of any such committee and any assessments levied with respect to any property so deposited;

                    j. Exercise any conversion privilege or subscription right available in connection with any property held by the Trust upon the written instructions of the Committee;

                    k. Commence or defend suits or legal proceedings and to represent the Trust in all suits or legal proceedings; to settle, compromise or submit to arbitration any claims, debts or damages due or owing to or from the Trust; provided, however, that the Trustee except in the case of a suit, legal proceeding or claim involving solely the Trustee's actions or omissions to act, shall obtain the written consent of the Company before settling, compromising or submitting to binding arbitration any claim, suit or legal proceeding of any nature whatsoever arising under ERISA;

                    l. Perform all acts which the Trustee deems necessary or appropriate and exercise any and all powers and authority of the Trustee under the Trust; provided, however, that the Trustee shall not engage in any "prohibited transaction," as that term is used in ERISA, the Code or the Regulations;

                    m. Exercise any of the powers of an owner, with respect to such Company Stock and other securities or other property comprising the Trust, pursuant to the written instructions of the Committee and to the extent consistent with the Plan and paragraphs (a), (d) and (g) of this Article IV;

                    n.   Form or incorporate and own or maintain any entity
                         including  but   not  limited  to  a  partnership,
                         corporation or trust;

                    o. Transfer assets of the Trust Fund to a successor trustee as provided for in Section 5.7;

                    p. Make, execute and deliver, as Trustee, any and all notes, bonds, guarantees, conveyances, contracts, waivers, releases or other instruments in writing necessary or proper for the accomplishment of any of the foregoing powers; and

                    q. Exercise, generally, any of the powers which an individual owner might exercise in connection with property either real, personal or mixed held by the Trust Fund, and to do all other acts that the Trustee may deem necessary or proper to carry out any of the powers set forth in this Article IV or otherwise in the best interests of the Trust.

               4.2  Exempt Loans.

                    a. An Exempt Loan shall be made only from the employee stock ownership plan portion of the Trust Fund and the terms of any Exempt Loan shall comply with each of the following requirements:

                         i. The terms shall be as favorable to the Plan as the terms of a comparable loan from arms-length negotiations between independent parties;

                         ii. The interest rate shall be no more than a reasonable interest rate considering all relevant factors including the amount and duration of the Exempt Loan, the security and guarantee involved, the credit standing of the Plan and the guarantor of the Exempt Loan and the interest rate prevailing for comparable loans;

                         iii. The  Exempt  Loan  shall be without  recourse
                              against the Plan;

                         iv.  The Exempt Loan must be for a specific term;

                         v. The Exempt Loan may not be payable at the demand of any person except in the case of default;

                         vi. The only assets of the Trust that may be given as collateral on the Exempt Loan are Company Stock acquired with the proceeds of the same Exempt Loan or Company Stock used as collateral on a prior Exempt Loan and repaid with the proceeds of the same Exempt Loan;

                         vii. No  person  entitled  to  payment  under  the
                              Exempt Loan shall have any right to assets of the Trust other than collateral given for that Exempt Loan, contributions made to the Plan to enable it to meet its obligations under that Exempt Loan and earnings attributable to such collateral and such contributions;

                         viii.The  value  of  Trust assets  transferred  in
                              satisfaction of the Exempt Loan upon an event of default shall not exceed the amount of the default;

                         ix. If the lender is a "disqualified person" (as such term is defined in Section 4975(e) of the Code), Trust assets may be transferred upon default only upon and to the extent of the failure of the Plan to meet the payment schedule of the Exempt Loan;

                         x. Upon payment of any portion of the balance due on the Exempt Loan, the assets pledged as collateral for such portion shall be released from encumbrance;

                         xi. The Exempt Loan shall be repaid only from (i) amounts contributed to the Plan by the
                              Employer in the form of cash to meet its obligations under the loan and from amounts earned on Trust investments and (ii) the proceeds of an Exempt Loan, and (iii) from collateral given for the Exempt Loan, including earnings on such collateral, such as Dividends on Company Stock. Such contributions and earnings shall be accounted for separately in the books of accounts of the Plan maintained by the Committee. The payments made with respect to an Exempt Loan by the Plan during a Plan Year must not exceed an amount equal to the sum of such contributions and earnings received during or prior to the year less any payments in prior years.

                    b. Any Exempt Loan must be primarily for the benefit of Participants and their beneficiaries.

                    c. Notwithstanding any other provision of the Plan, all proceeds of an Exempt Loan shall be used, within a reasonable time after receipt by the Trust, for the following purposes:

                         i.   To acquire Company Stock;

                         ii.  To repay the same Exempt Loan; or

                         iii. To repay any previous Exempt Loan.


                                      ARTICLE V
                                     The Trustee

               5.1 Nominees. The Trustee may register any security or other property held by them hereunder in their own name or in the name of their nominees, including any Custodian and the nominee of any system for the central handling of securities, with or without the addition or words indicating that such securities are held in a fiduciary capacity, and to deposit or arrange for the deposit of any such securities with such a system. The Trustee, if permitted by ERISA, may hold any securities in bearer form and combine certificates representing investments with certificates of the same issue held by the Trustee in other fiduciary capacities, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust. Notwithstanding the above, the Trustee shall at all times remain responsible for the safe custody and disposition of the Trust.

               5.2 Records. The Trustee shall keep accurate and detailed accounts of all investments, receipts and disbursements and other transactions hereunder, and all accounts, books and records relating thereto shall be open to inspection by any person designated by the Company at all reasonable times. The Trustee shall maintain such records with respect to the Trust as may be reasonably required in the administration of the Trust, but the Trustee shall not be required to perform ministerial acts other than those set forth in the Trust.

               5.3 Reports. Within 60 days after each Valuation Date, or the removal or resignation of the Trustee or the termination of the Plan or the Trust, and as of any other date specified by the Board of Directors or the Committee, the Trustee shall file a report with the Board of Directors. This report shall show all purchases, sales, receipts, disbursements, and other transactions effected by the Trustee during the year or period for which the report is filed, and shall contain an exact description, the cost as shown on the Trustee's books, and the fair market value as of the end of such period, of every item held in the Trust and the amount and nature of every obligation owed by the Trust. For purposes of this Section 5.3, the Trustee may rely on any determination by the Committee of the fair market value of any Trust assets, including the opinion of one or more independent investment advisors or appraisers relied upon by the Committee. Upon the expiration of 90 days from the date of filing such annual or other account, the Trustee shall to the maximum extent permitted by ERISA be forever released and discharged from all liability and accountability with respect to the propriety of its acts and transactions shown in such account except with respect to any such acts or transactions as to which the Committee shall within such 90-day period file with the Trustee written objections.

               5.4 Distributions. The Trustee shall make distributions of a Participant's Vested Interest from the Trust to or for the benefit of the person entitled thereto under the Plan and at such times and in such form as may be required or permitted under the Plan. Any undistributed part of a Participant's Vested Interest shall be retained in the Trust until distribution. Where distribution is required to be made in Company Stock, or where the Committee directs such distribution, the Trustee shall cause the Company to issue an appropriate stock certificate for the person entitled thereto, and the Trustee shall deliver such certificate to such person; provided, however, that the Trustee shall comply with the provisions of the Plan relating to repurchase of such Company Stock by the Company. Any portion of a Participant's Vested Interest to be distributed in cash or property other than Company Stock shall be paid by the Trustee to the Participant or Beneficiary entitled thereto. Company Stock distributed by the Trustee may include such legend restrictions on transferability as the Company may reasonably require in order to insure compliance with the Plan and with applicable Federal or state securities laws.

               5.5 Instructions. All communications required hereunder from the Company or the Committee to the Trustee shall be in writing signed by an officer of the Company or by a member of the Committee authorized to sign on its behalf. The Committee shall authorize one or more of its members to sign on its behalf all communications required hereunder between the Committee and the Trustee. At all times during which communications between the Committee and the Trustee are required hereunder, the Company and the Committee shall keep the Trustee advised of the names and specimen signatures of all members of the Committee and the individuals authorized to sign on behalf of the Committee. The Trustee shall be fully protected in relying on any such communication and any letter, notice, certificate, report, statement, instrument or document and upon any telephone, telegraph, cable, wireless, radio or other message from any party, if believed to be genuine, and shall not be required to verify the accuracy or validity thereof unless they have reasonable grounds to doubt the authenticity of any signature. If after request the Trustee does not receive instructions from the Committee on any matter for which instructions are required hereunder, the Trustee shall act or refrain from acting as it may determine.

               5.6 Hiring of Agents and Related Expenses. The Trustee and the Committee may employ suitable agents and counsel who may be counsel for the Company or an Affiliate. The reasonable expenses incurred by the Trustee, any individual who is a trustee, and the Committee in the performance of their duties hereunder and all other proper charges, expenses and disbursements of the Trustee, any individual who is a trustee, or the Committee (including the Trustee's compensation) shall be paid out of the Trust unless the Company pays such expenses directly. However, no person serving as a Trustee or individual serving as a member of the Committee who already receives full-time pay from the Company shall receive compensation from this Trust, except for reimbursement of expenses properly and actually incurred.

               5.7 Resignation and Removal of Trustee. The Trustee, or any individual who is a trustee, may resign at any time by delivering to the Committee a written notice of resignation, to take effect at a date specified therein, which shall not take effect in less than 60 days after the delivery thereof, unless such notice is be waived by the Committee.

                    The Board of Directors shall have the right to remove the Trustee, or any individual who is a trustee, at any time with or without cause, by delivering to the Trustee, or individual who is a trustee, a written notice of removal, to take effect at a date specified therein, which shall not take effect in less than 60 days after the delivery thereof, unless such notice is waived by the Trustee.

                    In the event the Trustee, or any individual who is a trustee, notifies the Committee of its intention to resign, or the Committee removes the Trustee, or any individual who is a trustee, in accordance with the foregoing provisions of this
          Section 5.7, the Board of Directors shall appoint a successor trustee, which successor trustee shall accept such appointment by an instrument in writing delivered to the Committee and the Trustee. The Trustee, or individual who is a trustee, resigning or removed hereunder shall thereupon deliver to the successor trustee all assets of the Trust held by such Trustee, or individual who is a trustee, together with such records as may be reasonably required to enable the successor trustee to properly administer the Trust, and all rights and privileges under the Plan and the Trust theretofore vested in the Trustee, or individual who is a trustee, shall vest in the successor trustee where applicable, and thereupon all future liability of such Trustee, or individual who is a trustee, shall terminate; provided, however, that the Trustee, or individual who is a trustee, shall execute, acknowledge and deliver all documents and written instruments which are necessary to transfer and convey his right, title and interest in the Trust, and all rights and privileges, to the successor trustee.

                    In the case of the resignation or removal of the Trustee, or any individual who is a trustee, said Trustee, or individual who is a trustee, shall duly file with the Committee a written report as provided in Section 5.3 above for the period since the last previous annual accounting, and if written objections to such account are not filed as provided in Section 5.3, the Trustee's liability and accountability with respect to the propriety of their acts and transactions shown in such account shall be governed by the terms of this Trust.

               5.8 Hold Harmless. The Company shall defend and indemnify to the full extent permitted by law (including ERISA), which indemnification shall include, but not be limited to, attorney's fees and any tax imposed as a result of a claim asserted by any person, persons or entity (including a governmental entity), the Trustee, or any individual who is a trustee, made or threatened to be made a part to any action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such entity or individual is or was a Trustee. The Trustee, or individual who is a trustee, shall be entitled to collect on the Company's indemnity under this Section 5.8 only from the Company and shall not be entitled to payment directly or indirectly from the Trust.

               5.9 Acceptance. The Trustee hereby accepts the Trust and agrees to hold the Trust, and all additions and accretions thereto, except to the extent such assets, additions and accretions are held by a Custodian, subject to all the terms and conditions of the Trust, which shall be interpreted and construed under the laws of the State of Louisiana to the extent such laws are not superseded by laws of the United States. In the event any provisions of the Trust are held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Trust, but shall be fully severable and the Trust shall be construed and enforced as if the illegal or invalid provision had never been inserted herein.

               5.10 Third Parties. A third party dealing with the Trustee, or any individual who is a trustee, shall not be required to make inquiry as to the authority of the Trustee, or any individual who is a trustee, to take any action nor be under any obligation to follow the proper application by the Trustee, or any individual who is a trustee, of the proceeds of sale of any property sold by the Trustee, or any individual who is a trustee, or to inquire into the validity or propriety of any act of the Trustee, or any individual who is a trustee, except as may be required of such third party under ERISA.

               5.11 Tax Returns. In addition to any returns required of the Trustee by law, the Trustee shall prepare and file such tax reports and other returns as they may from time to time deem appropriate.

               5.12 Judicial Accounting. To the maximum extent consistent with ERISA, nothing contained in the Trust or in the Plan shall be construed as depriving the Trustee or the Company of the right to have a judicial settlement of the Trustee's accounts, and upon any proceeding for a judicial settlement of the Trustee's accounts or for instructions the only necessary parties thereto shall be the Trustee and the Committee.

               5.13 Legal Proceeding. Subject to Section 5.12, in any action or proceeding affecting the Trust the only necessary parties shall be the Company and the Trustee and, except as otherwise required by ERISA, no other person shall be entitled to any notice or service of process. Any judgment entered in such an action or proceeding shall to the maximum extent permitted by ERISA be binding and conclusive on all persons having or claiming to have any interest in the Trust.

                                      ARTICLE VI
                             Relationship of Fiduciaries

               It is the intent of all fiduciaries under the Plan and Trust that each fiduciary be solely responsible for their own acts or omissions. Except to the extent such an obligation is imposed by ERISA or the Code, no fiduciary shall have the duty to question whether any other fiduciary is fulfilling the responsibilities imposed upon such other fiduciary by the Plan and Trust or by ERISA or by any regulations or rulings issued thereunder. To the maximum extent permitted by law, no fiduciary shall have any liability for a breach of fiduciary responsibility of another. Except as provided in Article XIII, no fiduciary shall permit any part of the Trust to be diverted for purposes other than for the exclusive benefit of Participants and their Beneficiaries. However, the Committee may, by written notice to the Trustee, direct that all or part of the assets of the Trust be transferred to a successor trustee under a trust instrument which is for the exclusive benefit of such Participants and their beneficiaries, and which satisfies the applicable requirements for qualification and exemption from taxation under Sections 401(a) and 501(a) of the Code, and thereupon the assets of the Trust or any part thereof, subject to any outstanding debts of the Trust, shall be paid over, transferred or assigned to said successor trustee free from the Trust created hereunder.


                                     ARTICLE VII
                                     Termination

               7.1 Procedures Upon Termination. The Trust shall continue for such time as may be necessary to accomplish the purpose for which it was created, but the Board of Directors may terminate the Trust at any time upon 30 days' notice in writing to the
          Trustee, subject to any applicable contribution or loan agreement. Upon receipt by the Trustee of such notice of termination of the Trust, the Trustee shall, with reasonable promptness after receipt of any such notice, arrange for the orderly distribution of the Trust property in accordance with the written instructions of the Committee which shall be given in conformity with the provisions of the Plan and ERISA. Such instructions may, but need not, provide for the continued payments from the Trust pursuant to Section 5.4 of this Trust to provide the benefits under the Plan until the Trust is exhausted. The Committee shall remain in existence and all of the provisions of the Plan which in the opinion of the Committee are necessary for the execution of the Plan and the administration, distribution, transfer or other disposition of the assets of the Trust shall remain in force. The Trust shall terminate when all such payments are made.

               7.2 Termination With Respect to Less Than All Participants. If the Plan is terminated with respect to a group of persons under the Plan, the portion of the Trust attributable to such group shall be held and disposed of in accordance with the written instructions of the Committee which shall be given in conformity with the provisions of the Plan and ERISA.

                                     ARTICLE VIII
                                      Amendment

               8.1 Right to Amend. The Board of Directors may any time and from time to time amend or modify, in whole or in part and without the consent of any Participating Company or any Participant or beneficiary, any or all of the provisions of this Trust by an instrument in writing delivered to the Trustee. No such amendment shall be made which affects the duties or responsibilities of the Trustee without their consent thereto in writing.

               8.2 Execution. The Committee and the Trustee shall execute such supplements to, or amendments of, this Trust as shall be necessary to give effect to any such amendment or modification.

               8.3 Retroactivity. Any such amendment or modification of this Trust may be retroactive if necessary or appropriate to qualify or maintain the Trust as a part of a plan and trust exempt from Federal income taxation under Sections 401(a) and 501(a) of the Code, the provisions of ERISA, or any other applicable provisions of Federal or state law, as now in effect or hereafter amended or adopted, and any Regulations issued thereunder.


                                      ARTICLE IX
                                    Communications

               9.1  Company's  and Committee's Address.  Communications  to
          the Company or the Committee shall be addressed to or in care of the Company, at 5100 River Road, Avondale, Louisiana 70094; provided, however, that upon the Company's or the Committee's written request, such communications shall be sent to such other address as the Company or the Committee, as the case may be, may specify.

               9.2 Trustee's Address. Communications to the Trustee shall be addressed to them at Avondale Industries, Inc., 5100 River Road, Avondale, Louisiana 70094; provided, however, that upon the written request of the Trustee, such communications shall be sent to such other address or addresses as the Trustee may specify.

               9.3  Binding  Upon  Receipt.    No  communication  shall  be
          binding on the Trustee, Company or Committee until it is received by such party.

               9.4 Communications in Writing. Any action of the Company or the Committee pursuant to this Trust, including all orders, requests, directions, instructions, approvals and objections of the Company or the Committee to the Trustee, shall be in writing signed on behalf of the Company or the Committee by any duly authorized officer of the Company or member of the Committee, respectively. The Trustee shall be governed by such action and, to the maximum extent permitted by ERISA, be fully protected in relying thereon.

                                      ARTICLE X
                                    Non-Alienation

               Except insofar as applicable law may otherwise require or pursuant to a Qualified Domestic Relations Order (as defined in
          Section 6.5 of the Plan), no economic interest, expectancy, benefit, payment, claim or right of any Participant or Beneficiary under the Plan and the Trust shall be subject in any manner to any claims of any creditor of any Participant or Beneficiary, nor to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge or encumbrance of any kind. If any person attempts to take any action contrary to this Article X, such action shall be null and void and of no effect, and the Trustee shall disregard such action and shall not in any manner be bound thereby and shall suffer no liability on account of their disregard thereof.


                                      ARTICLE XI
                                    Voting Rights

               11.1 Pass Through of Voting Rights.   The Trustee shall vote
          all Company Stock held in the Trust as directed by the Committee, or, in accordance with the following provisions, by the
          Participants:

                    a. If the Company has a registration-type class of securities (as defined in Section 409(e)(4) of the Code or any successor statute thereto), then with respect to all corporate matters, all Company Stock allocated to the Accounts of Participants shall be voted in accordance with the directions of such Participants as given to the Committee and communicated in turn by the Committee to the Trustee. Each Participant shall be entitled to direct the voting only of the Company Stock allocated to his Company Stock Account.

                    b. If Company Stock is not a registration-type class of securities (as defined in Section 409(3)(4) of the Code), each Participant shall be entitled to direct Trustee as to the exercise of voting rights attributable to Company Stock allocated to her or her Accounts concerning any corporate matter which involves the voting of Company Stock with respect to the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all the assets of a trade or business, or such similar transactions as may be prescribed in Regulations.

               11.2 Instructions  on  Voting.  Prior to any meeting of  the stockholders of the Company, the Committee shall determine the number of shares of Company Stock (including fractional shares) allocated to each Participant which the Participant shall be entitled to vote. Within a reasonable time before any shareholder meeting, the Committee shall provide the Participant with a form necessary to indicate his vote as to any specific or general matter to be considered by the stockholders at such meeting. In addition, the Committee shall provide the Participants with all information distributed to shareholders by the Committee for the exercise of such voting rights. The Committee shall not make any recommendations regarding the manner of exercising any voting rights. If a Participant shall fail, or refuse, to give the Committee timely and adequate instructions as to how to vote any Company Stock, the Committee shall not exercise its power to vote those shares of Company Stock. The Committee shall be entitled to hire an independent third party to tabulate votes in order to ensure the confidentiality of such vote.

               Each Participant or, in the event of the Participant's death, the Participant's Beneficiary is, for purposes of voting the Company Stock allocated to his Company Stock Account, hereby designated as "named fiduciary" within the meaning of Section 403(a)(1) of ERISA.

               11.3 Voting of Unallocated Company Stock. With respect to Company Stock not allocated to Participants' Accounts, the Committee shall instruct the Trustee, in writing, how to vote such shares.

               11.4 Tender Offers. The Trustee shall notify each Participant of a tender or exchange offer and utilize its best efforts to distribute to Participants in a timely manner all information distributed to shareholders of the Company in
          connection   with  any  such  tender  or  exchange  offer.   Each
          Participant shall have the right from time to time to instruct the Trustee in writing as to the manner in which to respond to any tender or exchange offer with respect to Company Stock allocated to his Company Stock Account which shall be pending or which may be made in the future for all Company Stock or any portion thereof. A Participant's instructions shall remain in force until superseded in writing by the Participant. The Participant shall have the right to determine confidentially whether shares allocated to a Participant's account are tendered or exchanged and the Trustee and Committee shall establish procedures to ensure such confidentiality.

                    Unless  and  until  a Participant's  Company  Stock  is
          tendered or exchanged, the individual instructions received by the Trustee from the Participant shall be held by the Trustee in strict confidence and shall not be divulged or released to any person, including officers of the Company; provided, however, that the Trustee shall advise the Company, at any time, upon request, of the total number of shares not subject to instructions to tender or exchange.

                    With  respect  to (a) Company Stock  not  allocated  to
          Participants' Accounts or (b) Company Stock allocated to Participants' Accounts for which proper directions have not been received from Participants, such stock shall be tendered or exchanged by the Trustee in accordance with directions received from the Committee. The Committee shall instruct the Trustee in response to the tender offer in accordance with ERISA's fiduciary duties to act as a prudent person would act in a similar situation and to act solely in the interests of the Participants and their Beneficiaries. In exercising its fiduciary responsibility, the Committee shall consider (to the extent permitted by Department of Labor or Internal Revenue Service Regulations or announcements) not only the potential increase in value if any of the Participants' Accounts as a result of the tender or exchange offer, but also the impact of any change in the managerial control of the Company on the status of the Participants as Employees in the long-run, including but not limited to whether they will receive larger or smaller employee benefits than at present under the Plan.

               Each Participant or, in the event of the Participant's death, the Participant's Beneficiary is, for purposes of responding to any tender or exchange offer with respect to Company Stock allocated to his Company Stock Account, hereby designated as "named fiduciary" within the meaning of Section 403(a)(1) of ERISA.


                                     ARTICLE XII
                               Participating Companies

               12.1 Other Participating Companies. With the consent of the Company, any entity designated a Participating Company under the Plan may at any time join in the Trust. The Participating Company shall file with the Company and the Trustee a duly executed instrument approved by the Committee and the Trustee. Any such action shall become effective upon the delivery to the Trustee of such instrument duly executed by the Participating Company and the Company, and upon receipt of such instrument the Trustee shall be deemed to accept such Participating Company as a party to this Trust without further action by the Trustee. Each such Participating Company may then contribute under the Plan to the Trust. The contributions which may be made by the Company or any other Participating Company, and the income therefrom, shall be held by the Trustee as part of a single Trust without allocation to the Company or any other Participating Company until the Company shall notify the Trustee of the withdrawal of any Participating Company from the Plan pursuant to Section 12.3 herein.

               12.2 Committee Appointed Exclusive Agent.  Any Participating
          Company which joins in the Trust as provided in Section 12.1 shall be deemed to thereby appoint the Board of Directors and the Committee its exclusive agent to exercise on its behalf all of the powers and authority conferred upon the Board of Directors and the Committee by the terms of the Trust including, but not by way of limitation, the power to amend the Trust and to terminate the Trust. The authority of the Board of Directors and the Committee to act as such agent shall continue with respect to all funds contributed by each Participating Company and the income therefrom until and unless the amount of such funds and income has been distributed by the Trustee as hereinafter provided in this Article XII.

               12.3 Withdrawal of Participating Company. The Committee shall notify the Trustee in writing of the withdrawal of any Participating Company from the Plan, and the Trustee shall not accept any further contributions under the Plan from such

          Participating Company and shall set aside in a separate account such part of the Trust as the Committee shall, pursuant to
          Section 12.4, determine to be held for the benefit of eligible employees of the Participating Company and their beneficiaries as of the last day of the Plan Year during which such Participating Company's withdraw from the Plan.

               12.4 Establishment of Segregated Fund. The Committee shall give written directions to the Trustee with respect to the part of the Trust segregated in a separate account pursuant to Section
          12.3. Such directions shall specify the amount to be segregated and shall be in accordance with generally accepted accounting principles, the terms of the Plan and any applicable loan agreement, and, to the maximum extent consistent with ERISA, the determination of the fair market value of the assets in the Trust in the manner provided in Section 5.3 shall be conclusive for the purpose of such segregation. The Trustee shall follow such directions of the Committee which shall constitute a conclusive determination of the amounts which should be segregated for the benefit of the eligible employees of such Participating Company and their beneficiaries.

               12.5 Distribution of Segregated Fund. The Trust shall continue as to any Participating Company, despite receipt by the Trustee of notice of withdrawal from the Plan as to such Participating Company, for such time as may be necessary to effect such withdrawal. Upon receipt by the Trustee from the Committee of notice of withdrawal from the Plan as to such Participating Company, the Trustee shall, with reasonable promptness after receipt of such notice, arrange, in accordance with the written instructions of the Committee which shall be given in conformity with the provisions of the Plan and ERISA, for the orderly distribution of the Trust properly segregated with respect to such Participating Company pursuant to Sections
          12.4 and 12.5.


                                     ARTICLE XIII
                                    Miscellaneous

               13.1 Exclusive Benefit. In no event shall any part of the funds of the Plan be used for or diverted to any purposes other than for the exclusive benefit of Participants and their Beneficiaries under the Plan except as permitted under Section 403(c) of ERISA. Upon the transfer by a Participating Company of any money to the Trustee, all interest of the Participating Company therein shall cease and terminate.

               13.2 Mistake of Fact. Notwithstanding any other provisions herein contained, if any contribution is made by a mistake of fact, such contribution shall upon the direction of the Committee be returned in conformity with Section 3.5 of the Plan, without liability to any person.

               13.3 Qualification of Plan. Notwithstanding any other provisions herein contained, the Trust is entered into on the condition that the Plan and the Trust are by the IRS as a qualified and exempt plan and trust under the provisions of the Code and Regulations so that contributions to the Trust may be deducted for Federal income tax purposes, within the limits of the Code and Regulations, and to be non-taxable to Participants when contributed. If such approval should be denied for any reason (including failure to comply with any conditions for such approval imposed by the IRS), contributions made after the execution of the Trust and prior to such denial shall be returned to the Company, without any liability to any person, within one year after the date of denial of such approval and any assets received by the Trust pursuant to a plan-to-plan transfer from a qualified defined benefit plan maintained by the Company or Company Stock purchased with such assets shall be directly returned to the qualified defined benefit plan, to the extent permissible by law, or to the Company, without any liability, within one year after denial of such approval. All remaining assets in the Trust shall be returned to the Company.

               13.4 Deductibility of Contributions. Notwithstanding any other provisions herein contained, all contributions are hereby expressly conditioned upon their deductibility under Section 404 of the Code and Regulations, as amended from time to time, and if the deduction for any contribution is disallowed in whole or in part, then such contribution (to the extent the deduction is disallowed) shall be returned upon direction of the Committee, which shall be given in conformity with the provisions of ERISA, without liability to any person.

               13.5 Expenses. The expenses of administering the Plan including (i) the fees and expenses of the Trustee for the performance of its duties under the Trust, (ii) the expenses incurred by the members of the Committee in the performance of their duties under the Plan (including reasonable compensation for services rendered in respect of the Plan by legal counsel, certified public accountants, appraisers or others employed by the Committee), and (iii) all other proper charges and disbursements of the Company, Trustee or the members of the Committee (including settlements of claims or legal actions approved by counsel to the Plan) are to be paid out of the Trust unless the Company pays such expenses directly. In estimating costs under the Plan, administrative costs may be anticipated.

               13.6 Titles for Convenience Only. Titles to the Sections of the Trust are included for convenience only and shall not control the meaning or interpretation of any provision of the Trust.

               13.7 Executed Counterparts.   The  Trust  may be executed in
          any number of counterparts, each of which shall be deemed to be the original although the others shall not be produced.

               IN WITNESS WHEREOF, the Company and the Trustee have caused the Trust to be executed this 12th day of February, 1996.
                            				        ----

          WITNESSES:                         AVONDALE INDUSTRIES, INC.

       	  /s/ MICHAEL JOHNSON		                  By: /s/ THOMAS M. KITCHEN
	         -------------------                        ---------------------
          /s/ CATHERINE M. MUCKERMAN             Thomas M. Kitchen, Secretary
          --------------------------

                                             TRUSTEES OF THE AVONDALE
                                             INDUSTRIES, INC. EMPLOYEE STOCK
                                             OWNERSHIP PLAN TRUST

       	  /s/ KENNETH DRAKE		               /s/ BLANCHE S. BARLOTTA
       	  -----------------	     	          -----------------------
       	  /s/ MARGUERITE A. NOONAN          Blanche S. Barlotta, Trustee
	         ------------------------


      	  /s/ KENNETH DRAKE		                /s/ R. DEAN CHURCH
	        -----------------		                ------------------
      	  /s/ MARGUERITE A. NOONAN           R. Dean Church, Trustee
	        ------------------------

     	   /s/ KENNETH DRAKE		                /s/ RODNEY J. DUHON, JR.
      	  -----------------		                ------------------------
 	       /s/ MARGUERITE A. NOONAN           Rodney J. Duhon, Trustee
      	  ------------------------

          WITNESSES:                         ADMINISTRATIVE COMMITTEE OF THE
                                             AVONDALE INDUSTRIES, INC.
                                             EMPLOYEE STOCK OWNERSHIP PLAN

     	  /s/ KENNETH DRAKE		                /s/ BLANCHE S. BARLOTTA
	       -----------------		                -----------------------
 	      /s/ MARGUERITE A. NOONAN           Blanche S. Barlotta, Member
	       ------------------------


     	  /s/ KENNETH DRAKE	          	     /s/ EUGENE E. BLANCHARD, JR.
     	  -----------------          		     ----------------------------
     	  /s/ MARGUERITE A. NOONAN          Eugene E. Blanchard, Member
        ------------------------

     	  /s/ KENNETH DRAKE		               /s/ R. DEAN CHURCH
     	  -----------------	         	      ------------------
     	  /s/ MARGUERITE A. NOONAN          R. Dean Church, Member
        ------------------------

     	  /s/ KENNETH DRAKE		               /s/ RODNEY J. DUHON, JR.
	       -----------------		               ------------------------
     	  /s/ MARGUERITE A. NOONAN          Rodney J. Duhon, Jr., Member
        ------------------------

     	  /s/ KENNETH DRAKE	          	     /s/ ERNEST F. GRIFFIN, JR.
	       -----------------		               --------------------------
     	  /s/ MARGUERITE A. NOONAN          Ernest F. Griffin, Jr. Member
        ------------------------


                                         -1-

                                    ACKNOWLEDGMENT

          STATE OF LOUISIANA

          PARISH OF ORLEANS

               BEFORE ME, the undersigned Notary Public, personally came and appeared Thomas M. Kitchen, who being by me sworn did depose and state that he is the duly elected Secretary of Avondale Industries, Inc. and that in such capacity he executed the foregoing Amended and Restated Avondale Industries, Inc. Employee Stock Ownership Trust, as a free act and deed on behalf of Avondale Industries, Inc. for the purposes therein set forth.

          WITNESSES:


          /s/ MICHAEL JOHNSON		                  /s/ THOMAS M. KITCHEN
       	  -------------------                    ---------------------
          /s/ CATHERINE M. MUCKERMAN             Thomas M. Kitchen
          --------------------------


          SWORN TO AND SUBSCRIBED
          BEFORE ME THIS 12th DAY
                     			 ----
          OF FEBRUARY, 1996.

       	  /s/ RUDOLPH H. RAMELLI
	         ----------------------
          NOTARY PUBLIC

       	  RUDOLPH R. RAMELLI
	         NOTARY PUBLIC
	         ORLEANS PARISH
	         LOUISIANA
	         MY COMMISSION IS FOR LIFE

                                    ACKNOWLEDGMENT

          STATE OF LOUISIANA

          PARISH OF ORLEANS

               BEFORE ME, the undersigned Notary Public, personally came and appeared Blanche S. Barlotta, who being by me sworn did depose and state that she executed the foregoing Amended and Restated Avondale Industries, Inc. Employee Stock Ownership Trust Agreement, as the undersigned's free act and deed for the purposes therein set forth.


          WITNESSES:

       	  /s/ KENNETH DRAKE		          /s/ BLANCHE S. BARLOTTA
	         -----------------		          -----------------------
 	        /s/ MARGUERITE A. NOONAN     Blanche S. Barlotta
	         ------------------------


          SWORN TO AND SUBSCRIBED
          BEFORE ME THIS 12th DAY
                     			 ----
          OF FEBRUARY, 1996.

       	  /s/ RUDOLPH H. RAMELLI
	         ----------------------
              NOTARY PUBLIC

       	  RUDOLPH R. RAMELLI
	         NOTARY PUBLIC
	         ORLEANS PARISH
	         LOUISIANA
	         MY COMMISSION IS FOR LIFE

                                    ACKNOWLEDGMENT

          STATE OF LOUISIANA

          PARISH OF ORLEANS

               BEFORE ME, the undersigned Notary Public, personally came and appeared Eugene E. Blanchard, who being by me sworn did depose and state that he executed the foregoing Amended and Restated Avondale Industries, Inc. Employee Stock Ownership Trust Agreement, as the undersigned's free act and deed for the purposes therein set forth.


          WITNESSES:

       	  /s/ KENNETH DRAKE		               /s/ EUGENE E. BLANCHARD, JR.
	         -----------------		               ----------------------------
       	  /s/ MARGUERITE A. NOONAN          Eugene E. Blanchard, Jr.
          ------------------------

          SWORN TO AND SUBSCRIBED
          BEFORE ME THIS 12th DAY
                     			 ----
          OF FEBRUARY, 1996.

       	  /s/ RUDOLPH H. RAMELLI
	         ----------------------
               NOTARY PUBLIC

       	  RUDOLPH R. RAMELLI
	         NOTARY PUBLIC
	         ORLEANS PARISH
	         LOUISIANA
       	  MY COMMISSION IS FOR LIFE

                                    ACKNOWLEDGMENT

          STATE OF LOUISIANA

          PARISH OF ORLEANS

               BEFORE ME, the undersigned Notary Public, personally came and appeared R. Dean Church, who being by me sworn did depose and state that he executed the foregoing Amended and Restated Avondale Industries, Inc. Employee Stock Ownership Trust Agreement, as the undersigned's free act and deed for the purposes therein set forth.


          WITNESSES:

       	  /s/ KENNETH DRAKE		                /s/ R. DEAN CHURCH
       	  -----------------		                ------------------
       	  /s/ MARGUERITE A. NOONAN           R. Dean Church
          ------------------------


          SWORN TO AND SUBSCRIBED
          BEFORE ME THIS 12th DAY
                     			 ----
          OF FEBRUARY, 1996.

       	  /s/ RUDOLPH H. RAMELLI
	         ----------------------
               NOTARY PUBLIC

       	  RUDOLPH R. RAMELLI
	         NOTARY PUBLIC
	         ORLEANS PARISH
	         LOUISIANA
       	  MY COMMISSION IS FOR LIFE

                                    ACKNOWLEDGMENT

          STATE OF LOUISIANA

          PARISH OF ORLEANS

               BEFORE ME, the undersigned Notary Public, personally came and appeared Rodney J. Duhon, Jr., who being by me sworn did depose and state that he executed the foregoing Amended and Restated Avondale Industries, Inc. Employee Stock Ownership Trust Agreement, as the undersigned's free act and deed for the purposes therein set forth.


          WITNESSES:

       	  /s/ KENNETH DRAKE		                /s/ RODNEY J. DUHON, JR.
	         -----------------		                ------------------------
       	  /s/ MARGUERITE A. NOONAN           Rodney J. Duhon, Jr.
          ------------------------


          SWORN TO AND SUBSCRIBED
          BEFORE ME THIS 12th DAY
                     			 ----
          OF FEBRUARY, 1996.

       	  /s/ RUDOLPH H. RAMELLI
	         ----------------------
               NOTARY PUBLIC

       	  RUDOLPH R. RAMELLI
	         NOTARY PUBLIC
       	  ORLEANS PARISH
	         LOUISIANA
	         MY COMMISSION IS FOR LIFE

                                    ACKNOWLEDGMENT

          STATE OF LOUISIANA

          PARISH OF ORLEANS

               BEFORE ME, the undersigned Notary Public, personally came and appeared Ernest F. Griffin, Jr., who being by me sworn did depose and state that he executed the foregoing Amended and Restated Avondale Industries, Inc. Employee Stock Ownership Trust Agreement, as the undersigned's free act and deed for the purposes therein set forth.


          WITNESSES:

       	  /s/ KENNETH DRAKE		               /s/ ERNEST F. GRIFFIN, JR.
       	  -----------------		               --------------------------
       	  /s/ MARGUERITE A. NOONAN          Ernest F. Griffin, Jr.
          ------------------------


          SWORN TO AND SUBSCRIBED
          BEFORE ME THIS 12th DAY
                     			 ----
          OF FEBRUARY, 1996.

       	  /s/ RUDOLPH H. RAMELLI
	         ----------------------
               NOTARY PUBLIC

       	  RUDOLPH R. RAMELLI
	         NOTARY PUBLIC
	         ORLEANS PARISH
       	  LOUISIANA
	         MY COMMISSION IS FOR LIFE